AYRO

(NASDAQ: AYRO)

Purpose Built All-Electric Vehicles

Investor Presentation – August 14, 2020
Second Quarter 2020 Conference Call

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “plan,” “project,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: we have a history of losses and has never been profitable, and we expect to incur additional losses in the future and may never be profitable; the market for our products is developing and may not develop as expected; our business, results of operations and financial condition may be adversely impacted by public health epidemics, including the recent COVID-19 outbreak; our limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; we may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for our electric vehicles; the markets in which we operate are highly competitive, and we may not be successful in competing in these industries; we rely on and intends to continue to rely on a single third-party supplier for the sub-assemblies in semi-knocked-down for all of its vehicles; we may become subject to product liability claims, which could harm our financial condition and liquidity if we are not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, could harm our business; we will be required to raise additional capital to fund its operations, and such capital raising may be costly or difficult to obtain and could dilute our stockholders’ ownership interests, and our long-term capital requirements are subject to numerous risks; we may fail to comply with environmental and safety laws and regulations; and we are subject to governmental export and import controls that could impair our ability to compete in international market due to licensing requirements and subject us to liability if we are not in compliance with applicable laws. A discussion of these and other factors is set forth in our registration statement on Form S-4 filed on February 14, 2020, as amended. Forward-looking statements speak only as of the date they are made and we disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

.

About Us


CIRCUIT OF THE AMERICAS

AYRO

Founded: 2017

HQ/Operations: Austin, Texas, USA

- AYRO is a focused electric vehicle company producing compact, purpose-built, automotive-grade, street-legal electric vehicles
- AYRO electric vehicles are used for low speed logistics, cargo services and food delivery on higher-ed & corporate campuses, major stadiums, government facilities, and hotels & resorts
- AYRO has an exclusive partnership with Club Car, a subsidiary of Ingersoll-Rand (NYSE:IR), to help US organizations transition from gas to electric over the next 5 years

More About Us


CIRCUIT OF THE AMERICAS

AYRO

- 24,000 square-foot manufacturing facility
- 167 Commercial Dealerships for 411 Model in United States and Canada
- Over 200 Vehicles sold and delivered
- Capacity of 600 Vehicles/Month
- $35 Million Capital Invested Since Merger
- Key partnerships for distribution/sales, marketing, supply chain and AI/fleet management

Growth Strategy-Commercial Fleet Provider

We strive to **become a leading provider of 100% emissions-free and electric powered vehicles** in several key commercial markets with our current product line

We have introduced **a purpose-built and configured solution for the food service/delivery**, starting with the 411 via Gallery distribution for ‘grab n go’; more to come

We seek to **partner with other manufacturers, technology providers, and marketing organizations** to position AYRO as a prime player in the EV market for short-haul transportation, delivery, and maintenance services

Product Portfolio-August 2020


Club Car
411
ASP $20,000+


311
ASP $10,000+

Designed for low speed logistics and cargo services, 411 fills the gap between full-sized trucks and small utility carts

- Street legal on roads up to 35 mph per LSV statutes
- Range up to 50 miles
- Recharge in as few as 6-8 hours using standard 120V (20A)

Designed for quick service delivery and last-mile services, 311 meets the needs of delivery operators for an easy to use/maintain vehicle

- Street legal with speeds up to 50mph
- Range up to 50 miles
- Recharge in as few as 6-8 hours using standard 120V (20A)

Applications


AUTOMOTIVE SHOP
Club Car
411


311

All-Electric Purpose Built Vehicles

Global Low-Speed Electric Vehicle (LSEV) Sales 2015-2024, B$ USD*


CAGR 15.7%
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2.3
2.7
3.1
3.6
4.1
4.8
5.5
6.4
7.0
7.4
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

LSEV Highlights

- Global Market accelerating fastest in China & USA
- US – approximately 30% of the global market
- Club Car will drive LSEV sales of the 411 light duty truck
- Early demand also for AYRO 311x version in select markets

- Sources: Goldstein Research, GM Insights, Allied Markets

Food Delivery | Security | Delivery | Catering | Grab n Go

Housekeeping | Moving | Landscaping | Events | Engineering

Management Team

Rod Keller, CEO, Director

Prior EV Experience
- President, Segway, Inc.
- President & CEO, T3 Motion
- Executive: Toshiba, Dell, Cisco

Areas of Expertise
- Domestic & International Executive Leadership.
- Facilitated successful sale Segway
- Sales Success at Segway driving 300% revenue growth

Curt Smith, CFO

Prior Experience
- CFO, LAC Group
- CFO, AgileAssets
- CPA, Plante Moran, formerly EKS&H

Areas of Expertise
- Managing Rapid-Growth, M&A, rollups
- Investor relations & financing
- Strategic planning & transaction execution
- Operations management & IT systems development

Rich Perley, CMO

Prior Experience
- VP Business Development, Wistron Corp
- CMO, Xplore Technologies (now a Zebra Technologies company)
- CMO Augmentix (Dell)

Areas of Expertise
- Company build-outs
- Go-to-market strategies
- Product management
- Marketing initiatives


NASDAQ
WELCOMES
AYRO INC!
AYRO
AYRO NasdaqListed
Nasdaq

Dwayne Lum
VP OF PRODUCT MANAGEMENT

Prior Experience
- VP Technology, Wistron Corp
- Managing Partner, Kinetex
- CTO, Xplore Technologies

Areas of Expertise
- Product development for world markets
- Experience design
- Roadmapping for first-mover & market leadership
- NPI & Product launch

Scott Mellon
VP OF RESTAURANT DELIVERY

Prior Experience
- Founder/CEO Franchise Field
- VP Franchising, Papa Murphy's
- Franchise Director, Dunkin' Brands

Areas of Expertise
- Strategic Planning
- Marketing Entry
- Sales and Market Entry

Mike Johanns
VP OF MANUFACTURING

Prior Experience
- Executive Director, Operations, Dell
- Executive Director, World Wide Procurement, Dell
- VP, Supply Chain, Alienware

Areas of Expertise
- Volume Manufacturing Management
- Global Supply Chain & Procurement
- Global Logistics
- Quality Systems

Brian Groh
VP OF BUSINESS DEVELOPMENT

Prior Experience
- General Manager, Wistron Corp
- CEO, Co-Founder Xplore Technologies CEO, Co-Founder Telular

Areas of Expertise
- Functional/Executive leadership
- Funding, Mergers & Acquisitions, accelerated growth
- Business Development – global, high-value accounts
- Strategic planning & execution
- Channel Strategy & Management

Second Quarter 2020 Conference Call Review

- Revenues of $286,000
- Net Loss of $1.5 million
- Adjusted EBITDA* (loss) of $(683,000)
- Under $1.0 million in total debt as of June 30, 2020
- $8 million in Cash as of June 30, 2020
- Backlog of $525,000 as of June 30, 2020

- Raised approximately $24.8 million in equity to fund future growth, bringing cash to approximately $30 million as of July 22, 2020
- Announced $584,000 in orders for its inaugural purpose-built EV hospitality truck solution with Gallery Carts
- Announced plant expansion to accomplish a 200% increase in production capacity to 600 electric vehicles per month

* *Reconciliation of non-GAAP Adjusted EBITDA to GAAP Net Income is presented in AYRO's PR and SEC filing 10-Q Dated August 14, 2020 and as an Appendix herein*



AYRO

(NASDAQ: AYRO)

Purpose Built All-Electric Vehicles

Investor Presentation – August 14, 2020
Second Quarter 2020 Conference Call

Appendix-Adjusted EBITDA Reconciliation

Below is a reconciliation of Adjusted EBITDA to net loss for the three months ended June 30, 2020 and 2019.

	For the three months ended June 30,	
	2020	2019
Net Loss	$ (1,530,857)	$ (1,809,649)
Depreciation and Amortization	114,189	151,012
Stock-based compensation expense	150,948	476,214
Amortization of Discount on Debt	105,995	17,294
Interest expense	123,576	72,796
Loss on extinguishment of debt	353,225	-
Provision (benefit) for income taxes	-	-
Adjusted EBITDA	**$ (682,924)**	**$ (1,092,333)**

Below is a reconciliation of Adjusted EBITDA to net loss for the six months ended June 30, 2020 and 2019.

	For the six months ended June 30,	
	2020	2019
Net Loss	$ (3,326,009)	$ (3,072,738)
Depreciation and Amortization	228,464	259,279
Stock-based compensation expense	307,408	607,658
Amortization of Discount on Debt	169,739	27,883
Interest expense	229,202	167,981
Loss on extinguishment of debt	353,225	-
Provision (benefit) for income taxes	-	-
Adjusted EBITDA	**$ (2,037,971)**	**$ (2,009,937)**